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                                                                     EXHIBIT 24




                                POWER OF ATTORNEY

         The undersigned directors and officers of OHM Corporation, an Ohio corporation (the "Company"), do hereby make, constitute and appoint Pamela K.M. Beall, Kris E. Hansel, and Steven E. Harbour, and each of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to execute and file, under the Securities Exchange Act of 1934, as amended, the Company's Annual Report on Form 10-K, for the year ended December 31, 1997 and all amendments or exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report, with full power and authority to do and perform any and all acts and things whatsoever necessary, appropriate or desirable to be done in the premises, or in the name, place and stead of the said directors and officers, hereby ratifying and approving the acts of said attorneys and any of them and any substitute. This action may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

         IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 26th day of February, 1998.


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
/s/ James L. Kirk                                             /s/ Herbert A. Getz
---------------------------------------                       ---------------------------------------
James L. Kirk, Chairman of the Board                          Herbert A. Getz, Director
of Directors, President and
Chief Executive Officer                                       /s/ Ivan W. Gorr
                                                              ---------------------------------------
                                                              Ivan W. Gorr, Director
/s/ Philip O. Strawbridge
---------------------------------------                       /s/ Charles D. Hollister
Philip O. Strawbridge, Vice President,                        ---------------------------------------
Chief Financial and Administrative                            Charles D. Hollister, Director
Officer (Principal Financial Officer)
                                                              /s/ William P. Hulligan
                                                              ---------------------------------------
/s/ Kris E. Hansel                                            William P. Hulligan, Director
---------------------------------------
Kris E. Hansel,                                               /s/ Joseph R. Kirk
Vice President and Controller                                 Joseph R. Kirk, Director
(Principal Accounting Officer)

                                                              ---------------------------------------
                                                              James E. Koenig, Director

                                                              /s/ Richard W. Pogue
                                                              ---------------------------------------
                                                              Richard W.  Pogue, Director

                                                              /s/ Charles W. Schmidt
                                                              ---------------------------------------
                                                              Charles W. Schmidt, Director
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